Exhibit 10.46

Manufacturing Agreement	Confidential Treatment
GFA Brands, Inc. and Ventura Foods, LLC	Page 1 of 47
March 2, 2007

Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

MANUFACTURING AGREEMENT

FOR

MARGARINE AND SPREADS

Effective Date: March 2, 2007

This Manufacturing Agreement (the “Agreement”) is made and entered into as of the Effective Date shown above by and between

GFA BRANDS, INC.	(“Customer”)

P.O. Box 397
211 Knickerbocker Road
Cresskill, NJ 07626
and
VENTURA FOODS, LLC	(“Ventura”)

40 Pointe Drive
Brea, CA 92821-3698

RECITALS

A. Ventura previously has manufactured various products for Customer in aggregate quantities exceeding *** net pounds per year.

B. Customer desires to have Ventura continue to manufacture various products under trademarks and tradenames owned or used by Customer subject to the terms and conditions set forth in this Agreement.

C. Ventura is willing to reserve manufacturing capacity for Customer, and manufacture the agreed products for sale to Customer, subject to the terms and conditions set forth in this Agreement.

D. The parties have accepted and agreed to the terms and respective obligations contained in this Agreement, each intending to be legally bound.

TERMS OF AGREEMENT

1. General: co-packing arrangement

Ventura shall manufacture and sell to Customer and Customer shall purchase from Ventura products for sale in the United States, subject to the terms and conditions of this Agreement.

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2. Products

2.1 The products that Ventura will manufacture for Customer (“Products”) include (a) the Products listed in Schedule 2 offered for sale in the United States, and (b) Customer’s similar, additional and follow-on products and product extensions, subject to the mutual agreement of the parties.

2.2 Customer is responsible for providing to Ventura a complete ingredient list for each Product that Ventura will manufacture for Customer. Customer may, at its option, provide additional formulas, specifications and process parameters (“codebooks”) regarding the manufacture of its Products subject to mutual agreement and acceptance by Ventura.

2.3 Before Ventura commences volume production of any Product for Customer, Customer shall test the finished Product and approve the Product for production. All production trials and testing of new Products shall be billed to Customer at a mutually agreed rate.

3. Capitalized Terms

Capitalized terms used in this Agreement shall have the definitions set forth in Schedule 3, unless a different meaning is clearly required by the context.

4. Forecasts, cost projections and orders

4.1 Customer forecasts. Customer shall provide Ventura each month with a rolling six-month forecast of its requirements for Products for the following six calendar months. The forecast for each month will include at a minimum specific Product volume by SKU and plant.

4.2 Ventura Price Reports. Ventura shall provide Customer periodically with updated Price Reports for each Product on Customer’s most recent forecast, including:

(a)	Ingredient Cost;

(b)	Packaging Cost;

(c)	loss factor; and

(d)	the agreed Toll.

4.3 Orders. Customer will use its best efforts to place orders as far as possible in advance of the requested shipment date, and no less than five business days before the requested delivery date, and Ventura will use its best efforts to fill Customer’s orders subject to plant capacity, the accuracy of Customer’s forecasts, the availability of Product ingredients and Ventura’s other manufacturing commitments.

Confidential Treatment
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Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

4.4 Mutual cooperation. The parties recognize that lead times on ingredients and manufacturing schedules may limit the ability of Ventura to fill orders on five days notice, and will mutually cooperate to provide accurate forecast data and improved lead times to the maximum extent practicable.

5. Price

5.1 In general, the Price for each Product is ***.

5.2 The initial Prices for Products are set forth in the Product Cost Sheets appended to this Agreement as Schedule 5, subject to revision and amendment from time to time as provided in paragraph 6 and elsewhere in the Agreement.

5.3 In the event that Ventura invoices Customer separately for unused, obsolete or excess Ingredient Costs or Packaging Costs incurred by Ventura, the amount invoiced shall be the actual cost of the ingredients or packaging, provided that such components have been purchased in conformity with forecasts made by Customer pursuant to subparagraph 4.1.

6. Toll adjustments

6.1 Annual toll adjustments.

The initial toll rates in effect at the Effective Date, together with annual increases for years 2, 3, 4 and 5 of the Agreement, are set forth on Schedule 6.1.

6.2 Toll adjustment after inflation exceeds ***%

6.2(a) Toll increases specified on Schedule 6.1 shall be subject to adjustment in years 3, 4 and 5 if price inflation from July 1, 2006 exceeds ***% (as measured by the Producer Price Index for the Finished Consumer Foods Grouping (Unadjusted), 1982 = 100 (“PPI-FCF”) published by the U. S. Bureau of Labor Statistics).

6.2(b) The Adjustment Factor in each of Contract Years 3, 4 and 5 shall be the value obtained by dividing the first-published PPI-FCF value for May of Contract Years 2, 3 and 4 by *** (the May 2006 PPI-FCF).

6.2(c) If the first-published PPI-FCF value for May of 2008, 2009 or 2010 equals or exceeds *** (***% of ***, the May 2006 PPI-FCF), then the Toll applicable to each Product for each following Contract Year 1 (including the appropriate cumulative annual adjustment shown in Schedule 61) shall be multiplied by the Adjustment Factor.

Confidential Treatment
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Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

Example A:	May 2008 PPI-FCF = ***	Adjustment Factor = *** No adjustment for year 3, because the index has not exceeded ***% trigger point

Example B:	May 2009 PPI-FCF = ***	Adjustment Factor = *** Schedule 6.1 tolls for year 4 increase to ***% of initial toll rates

Example C:	May 2010 PPI-FCF = ***	Adjustment Factor = *** Schedule 6.1 tolls for year 5 decrease from ***% in year 4 (Example B) to ***% of initial toll rates

6.2(d) After Schedule 6.1 tolls have been adjusted due to an increase of the PPI-FCF pursuant to subparagraph 6.2(c), if the PPI-FCF value for the succeeding year changes then the Schedule 6.1 tolls shall be recalculated and adjusted either up or down based on the new Adjustment Factor, but under no circumstances shall the tolls be adjusted lower than the original Schedule 6.1 values appended to this Agreement.

6.2(e) If the first-published PPI-FCF for May of a contract year is (i) not available prior to July 1 of the immediately following contract year and (ii) requires a toll adjustment when available, the Prices for sales made between July 1 and the availability of the applicable PPI-FCF shall be adjusted retroactively to reflect the appropriate adjusted Toll.

6.3 The price for any new products manufactured for Customer by Ventura shall be consistent with the pricing policies set forth in the preceding subparagraphs of this Agreement, with the Toll negotiated in good faith by the parties.

6.4 Toll discount if Annual Volume exceeds *** pounds.

6.4(a) General; discount on Incremental Volume. If Customer’s Annual Volume exceeds *** pounds of Products then, subject to the limitation in subparagraph 6.4(c), Customer shall be eligible to receive a discount on Tolls applicable to the Incremental Volume for that Contract Year, in the amounts shown in the following table and subject to the conditions described below.

Confidential Treatment
Manufacturing Agreement	Page 5 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

Table 6.4(a)	Toll Discounts on Incremental Volume

Annual Volume	Toll Discount Percentage on Incremental Volume
Annual Volume less than *** pounds	Not applicable

Annual Volume *** to *** pounds	***% on Incremental Volume from *** to *** pounds

Annual Volume more than *** pounds	***% on Incremental Volume from *** to *** pounds; then **% on Incremental Volume above *** pounds

6.4(b) Calculation of Toll discount. The applicable Toll discount shall be calculated by Ventura and applied to Customer’s invoices immediately after the Annual Volume of *** or ***, as the case may be, has been reached.

6.4(c) Limitation on Toll discount. In no event shall a Toll discount reduce the Toll payable by Customer on any Product below the Toll rates payable under subparagraph 6.1 of this Agreement, as adjusted for the relevant Contract Year pursuant to subparagraph 6.2.

7. Packaging

Products shall be packed in containers bearing trademarks and/or trade names specified and owned or lawfully used by Customer. If packaging and/or label changes are required by a change in law or at the request of Customer, all costs of such changes shall be borne by Customer.

8. Payment and delivery terms

8.1 Terms of payment shall be net thirty (30) days from date of invoice.

8.2 Unless other arrangements for distribution or warehousing have been made for a Product under paragraph 9, all Products purchased by Customer hereunder shall be delivered to Customer F.O.B. Ventura’s plant.

8.3 Products shall be invoiced on or shortly after the date of shipment.

8.4 If Ventura incurs unique Ingredient Costs or unique Packaging Costs based on Customer’s forecasts pursuant to subparagraph 4.1 for inventory that it reasonably determines is

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unused, obsolete or excess (for example, those costs have not been included in an invoiced Product Price for 90 days; or Customer’s forecasts do not project that the ingredient or packaging will be used within three months; or Ventura does not project using the ingredient or packaging for another customer within three months), then Ventura shall invoice and Customer shall pay the Ingredient Costs or Packaging Costs as provided in paragraph 5.3. If Ventura agrees that the material to be invoiced to Customer under this paragraph may be usable within the specified time frame at another Ventura location, then as an alternative to purchasing the Ingredient or Packaging, Customer may agree with Ventura to ship the material to such other Ventura location at Customer’s sole expense.

8.5 Customer may reject and refuse to pay for Product that the parties reasonably agree does not conform to specifications or otherwise is not in compliance with the terms and conditions of this Agreement.

9. Distribution and warehousing services

9.1 Ventura shall not charge Customer for warehousing required to rationalize production commitments with Customer’s forecasts.

9.2 If Customer requests Ventura to provide warehousing services beyond the basic scope of this Agreement, and Ventura agrees to provide such services, such services shall be separately stated on each invoice for each affected Product.

9.3 If Customer requests Ventura to provide distribution services beyond the basic scope of this Agreement (that is, delivery terms other than F.O.B. Ventura plant), and Ventura agrees to provide such services, such services shall be separately stated on each invoice.

10. Shipping and risk of loss

10.1 Products shall be delivered F.O.B. Ventura’s plant.

10.2 In the normal course Customer shall designate a carrier for shipments of Products. Ventura shall coordinate loading appointments at Ventura’s plant for the shipping of Products. Customer shall be responsible for payment of freight invoices directly to the carrier.

10.3 If Customer does not designate a carrier, or a designated carrier declines to provide the requested service, Ventura may designate a licensed common carrier for delivery. If Ventura pays the carrier, Customer is responsible for reimbursement of all freight charges. Ventura shall seek prior approval of freight charges that are not part of the then-applicable standard freight table and supply customary documentation of Ventura-paid freight charges if requested by Customer. The freight table in effect as of [date] is attached as Schedule 10.3.

Confidential Treatment
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GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

10.4 If Ventura prepays freight charges for shipments of Products, the minimum freight charge shall be for *** (***) pounds.

10.5 Customer shall bear the risk of damage to or loss of Products after delivery to a carrier.

10.6 If Customer pays the freight charges directly, Customer shall be responsible for filing any claim for damaged or missing Products with the carriers.

10.7 If Ventura prepays freight charges, Ventura shall be responsible for filing any claim for damaged or missing Products with the carriers.

11. Warranties of Ventura

11.1 Ventura warrants that Products will be processed and packaged according to and shall meet the specifications provided by Customer and accepted by Ventura. Ventura shall not cause any adulteration of the Products due to their packaging and handling of the Products and the furnished materials.

11.2 Ventura warrants that Products delivered by Ventura hereunder are guaranteed, as of the date of such delivery, to be on such date not short in weight or, due to a failure to meet the mutually agreed specifications, adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended, or any other Federal, state or local law.

11.3 Ventura will under no circumstances use the brand names under which the Products are sold or the labels utilized on the Products (or any other trademarks or brand names of Customer or others which Customer uses with respect to the Products) on any product or products other than the Products supplied hereunder to Customer, except by written agreement with Customer. Ventura acknowledges that it does not have and shall not acquire any interest by reason of its use of same in supplying Products to Customer hereunder.

12. Ventura Indemnification

12.1 Ventura will defend, indemnify and hold Customer and its Customers harmless (i) against any and all complaints or legal actions by any agency of Federal, state or local government, including, without limitation, the Federal Food and Drug Administration and comparable state or local agencies, and including, without limitation, such actions as those seeking seizure of product or injunctive relief, and (ii) against any and all complaints, claims or legal actions alleging damages, death, illness or injuries arising out of the purchase, sale or use of the Products, to which Customer may become subject by reason of any breach of the warranties and guarantee in paragraph 11 of this Agreement, unless and to the extent such breaches are caused in whole or in part by the negligent or willful act or omission of Customer or a third party, or by Customer’s breach of its obligations hereunder.

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12.2 In the event any claim is asserted or any suit is filed against Customer for which Ventura may be required to indemnify Customer under this paragraph, Customer shall promptly notify Ventura of such claim or suit. Ventura, upon receipt of such notice, shall undertake the defense of such suit or the settlement of any such claim at its own expense and in such event shall have charge and direction of any proceedings relating thereto provided that Customer, at its option and expense, may employ counsel of its choice and participate in the defense.:

12.3 In no event shall Customer be free to settle any such claim or suit without the consent of Ventura if by such settlement Ventura may be rendered liable to indemnify Customer under the terms of this Agreement. Failure on the part of Customer to notify Ventura within a reasonable time of any claim or suit shall negate Ventura’s obligations under this paragraph.

13. Warranties of Customer

13.1 Customer has all necessary rights to manufacture, distribute and sell the Products (including without limitation all associated trademarks and packaging) throughout the United States, and any other jurisdiction to which it will sell or offer to sell the Products.

13.2 Customer warrants that all Products and their constituent ingredients are wholesome, suitable for human consumption as food and formulated in compliance with all applicable law and regulations.

13.3 Customer warrants that all labels approved by Customer to be used upon the Products shall not violate any law or regulations in effect in any jurisdiction in which the Products are manufactured, shipped or sold; and

13.4 Customer warrants that all labels, specifications and procedures supplied by Customer hereunder shall not infringe any valid United States patent, trademark or copyright of any person not a party to this Agreement.

14. Customer Indemnification

14.1 Customer will defend, indemnify and hold harmless Ventura from and against all losses, claims, damages, expenses or actions to which Ventura may become subject by reason of any breach by Customer of the representations and warranties described in paragraph 13 of this Agreement, unless and to the extent such breaches are caused in whole or in part by the negligent or willful act or omission of Ventura or by Ventura’s breach of its obligations hereunder.

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14.2 In the event any claim is asserted or any suit is filed against Ventura for which Customer may be required to indemnify Ventura under this paragraph, Ventura shall promptly notify Customer of such claim or suit. Customer, upon receipt of such notice, shall undertake the defense of such suit or the settlement of any such claim at its own expense and in such event shall have charge and direction of any proceedings relating thereto provided that Ventura, at its option and expense, may employ counsel of its own choice and participate in the defense.

14.3 In no event shall Ventura be free to settle any such claim or suit without the consent of Customer if by such settlement Customer may be rendered liable to indemnify Ventura under the terms of this Agreement. Failure on the part of Ventura to notify Customer within a reasonable time of any claim or suite shall negate Customer obligation under this paragraph.

15. Ventura Responsibilities

15.1 Ventura shall be responsible for ensuring that all records of Ventura regarding the manufacturing, processing, packaging, handling and shipment of the Products are being properly documented and retained in accordance with current manufacturing practices promulgated by the United States Food and Drug Administration (“FDA”) and other comparable promulgations of Federal, state and local agencies (collectively, “Good Manufacturing Practices”).

15.2 Ventura shall remain responsible for, and exercise full control, direction and supervision over, all testing of the Products, including but not limited to stability tests, as such records, inspections or tests may be required by the FDA, other Federal, state and local agencies and/or current Good Manufacturing Practices.

15.3 The Products subject to this Agreement shall be produced and packed at the plant(s) mutually agreed by Ventura and Customer.

15.4 Representatives of Customer shall be permitted to enter Ventura’s plant at all reasonable times, including, without limitation, during preparation, processing, packaging and/or clean-up hours to inspect the manner in which the Products are being packaged, stored and loaded. Customer representatives shall have the right to inspect all pertinent records which may apply to or have a bearing on the quality and quantity of finished goods sold to Customer hereunder, including but not limited to all reports, charts, data, samples and other documents routinely made as part of Ventura’s production procedures for Customer Products and reports of applicable governmental inspectors.

15.5 Upon receipt of written notice from Customer, Ventura shall promptly correct any matters that are found to be in noncompliance with applicable governmental regulations and/or Good Manufacturing Practices. Ventura shall make and maintain such other production records as may be reasonably requested from time to time by Customer, and Customer representative shall also have the right to inspect such records and reports.

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15.6 Ventura shall exercise due care in the processing, packaging, storage, and loading of all Products and supplies covered by this Agreement and shall, in particular, follow applicable Good Manufacturing Practices.

15.7 Ventura shall furnish Customer with a copy of its recall policy and procedures, which demonstrate its ability to track all raw materials and their production codes through processing and into primary distribution.

15.8 Ventura shall notify Customer immediately by phone (with written confirmation to follow within 24 hours) of (i) any recall (or other) action by any regulatory agency against a Product covered under this Agreement, (ii) any violations reported or recorded during any inspection and/or any analytical results obtained from regulatory agencies which impact such Products, ingredients or supplies, (iii) any significant process deviation that compromises the safety and/or quality of Customer Products and (iv) any complaints received from consumers or other parties regarding reports of illness or complains relating to health, injury, accident, death or any other potential hazard related to Customer Products. All such notifications must be forward to Customer’s “Quality Control” contact identified on Schedule 26.2.

15.9 Either Customer or Ventura may determine that a product recall is necessary. If Customer determines that it is in the best interest of the Customer, its brand names, trade names and other consumer values that a recall is necessary, Ventura shall arrange the recall in close coordination with the Customer. Ventura shall be responsible for direct costs of the recall to the extent that the recall is required due to Ventura’s breach of the warranties set forth in paragraph 11. The Customer shall be responsible for all other recall costs.

16. Term

The term of this Agreement is five years, commencing as of July 1, 2006, and continuing unless earlier terminated through June 30, 2011. The term then shall be extended for additional twelve-month terms unless either party has given at least (a) twelve months prior notice of termination, for the initial five-year term, or (b) one-hundred-eighty (180) days prior written notice of termination for any additional twelve-month term.

Confidential Treatment
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17. Termination

17.1 Upon expiration or termination of this Agreement, Customer shall purchase (1) all remaining Products produced by Ventura for Customer, at the then-current Schedule 2 prices; and (2) any unused unique ingredients and packaging materials purchased by Ventura in conformance with Customer’s forecasts under subparagraph 4.1, at then-current Schedule 2 (or subsequent Cost Sheet) costs. Ventura shall return to Customer (at Customer request), freight collect, all such Products, Raw Materials, ingredients and Packaging Materials.

17.2 Termination of this Agreement shall be without prejudice to any rights which may have accrued to Customer or Ventura prior to the date of termination.

17.3 With the exception of Customer’s payment obligation, neither party shall be responsible to the other for failure to perform or delays in performing obligations under this Agreement due to a Force Majeure Event; provided, however, that in the event Ventura is unable to perform its obligations under this Agreement due to a Force Majeure Event for a period of thirty (30) days, Customer may give notice to Ventura and use an alternate supplier for the duration of the Force Majeure Event. At the end of the Force Majeure Event, Ventura shall give Customer notice of its ability to resume performance under this Agreement, and the parties shall work in good faith to transition production back to Ventura in a reasonable time frame.

17.4 Either party may, at its sole option, terminate this Agreement immediately:

(i)	in the event the other party shall breach or violate any material terms or conditions required to be performed by such party and fails to remedy such breach or violation within thirty (30) days after receipt of written notice from the terminating party of its intention to terminate; or

(ii)	in the event the other party shall make an assignment for the benefit of creditors, commence a voluntary case or unsuccessfully defend an involuntary petition under any bankruptcy law or similar law of relief of debtors, consent to the appointment of a receiver, custodian or trustee for itself or the major part of its property, or otherwise fail to pay its debts as they become due.

Confidential Treatment
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Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

17.5 Ventura may terminate this Agreement on 180 days notice if either (a) the aggregate quantity of Products ordered by Customer for delivery within any six-month period or (b) Customer’s 12-month forecast does not exceed *** pounds of Products.

17.6 Ventura may terminate this Agreement on 30 days notice if it is required to defend in a legal proceeding against any claim regarding patents or intellectual property related to the Products or in which Customer has a beneficial interest.

17.7 Notwithstanding the foregoing, Ventura shall not exercise its right to terminate under subparagraph 17.6 with respect to an intellectual property claim provided that Customer:

(a)	is not, and does not become, subject to a notice of termination pursuant to subparagraph 17.4;

(b)	has committed in writing, in form reasonably satisfactory to Ventura, to fully perform the indemnity obligations described in paragraph 14 with respect to the subject claim;

(c)	satisfactorily performs on its indemnity commitments in a timely and competent manner; and

(d)	provides such other written assurances as Ventura may reasonably request.

It is the intent of this provision that in the event of intellectual property claims or litigation related to the Products or in which Customer has a beneficial interest, Customer shall remain entitled to purchase Products under this Agreement only if Ventura is fully protected from any financial exposure to the property claims or litigation.

18. Insurance

Throughout the term of this Agreement, Ventura shall maintain comprehensive general liability insurance in the following amounts:

Bodily Injury	—	$3,000,000 per occurrence

Property Damage	—	$3,000,000 (except automobile)

The CGL policy shall include Product Liability coverage with Broad Form Vendor’s Endorsement naming Customer. Ventura shall furnish Certificates of Insurance to Customer evidencing the coverage described in this paragraph as soon as practicable but not more than thirty (30) days after request by Customer. Said Certificate shall provide for at least thirty (30) days’ prior written notice of cancellation or substantial change.

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19. Confidential information

19.1 Duty to protect. Each party receiving Confidential Information shall protect it from disclosure or misuse with at least the same degree of care as it uses for its own confidential and proprietary information.

19.2 Non-disclosure. Each party receiving Confidential Information shall hold it in confidence and not disclose to any other person (except to its affiliates, agents or employees bound by an appropriate obligation of confidentiality, or as required by judicial process) without the disclosing party’s prior written consent.

19.3 Use only in support of Agreement. Each party receiving Confidential Information shall use it only for the purposes of performing its obligations under this Agreement.

19.4 Survival of confidentiality obligations. The obligations described above regarding Confidential Information shall survive any termination of this Agreement.

19.5 Return or destruction of Confidential Information. Upon request of a disclosing party, the receiving party shall return all Confidential Information delivered by the requestor, and either return or certify to the destruction of Confidential Information contained in the records of the receiving party. Notwithstanding the foregoing, (a) the receiving party shall be permitted to retain one copy of Confidential Information in its legal files until the expiration of applicable statutes of limitations, and (b) this provision shall not be interpreted to require Ventura to destroy, alter or segregate production records kept in the normal course of business.

19.6 Supersedes prior confidentiality agreements. The provisions of this Agreement regarding Confidential Information supersede all prior agreements and understandings between the parties on the subject of confidentiality and protection of proprietary information, except that Confidential Information received under prior confidentiality or nondisclosure agreements shall continue to be held in confidence pursuant to the terms of this Agreement.

20. Independent Contractors

It is understood and agreed that the parties are independent contractors and engage in the operation of their own respective businesses. Except as may be specifically provided in this Agreement, neither Customer nor Ventura shall be considered the agent of the other for any purpose, and neither Customer nor Ventura has any authority to enter into any contracts or assume any obligations for the other or to make any warranties or representations on behalf of the other. Nothing in this Agreement shall be construed to establish a relationship of co-partners or joint venturers between Customer and Ventura.

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21. Governing law

This Agreement shall be governed by the laws of the State of California, as applied to contracts entered into and entirely to be performed within that state. Except for disputes that are submitted and timely resolved pursuant to the arbitration process set forth in paragraph 22, each of the parties agrees to submit to the exclusive jurisdiction of the federal and state courts of the State of California sitting in Orange and Los Angeles counties in any action or proceeding arising out of or relating to this Agreement

22. Dispute resolution

22.1 Arbitration: general.

Except as provided in subparagraph 22.5, below, any dispute, claim or controversy between Customer and Ventura that arises out of or relates to this Agreement or its breach, termination, enforcement, interpretation or validity, including the determination of the scope or applicability of this Agreement to arbitrate, shall be determined by arbitration before one arbitrator. The arbitrator may, in the Award, allocate all or part of the costs of the arbitration, including the fees of the arbitrator and the reasonable attorneys’ fees of the prevailing party. Judgment on the Award may be entered in any court having jurisdiction.

22.2 Arbitration agency and site of arbitration.

The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures.

22.3 Site of arbitration.

The arbitration shall be administered in the city of (i) New York if the arbitration is first demanded by Ventura, or (ii) Los Angeles if the arbitration is first demanded by Customer.

22.4 Provisional remedies.

This arbitration paragraph shall not preclude parties from seeking provisional remedies in aid of arbitration, or to prevent immediate and irreparable injury, loss or damage from a court of appropriate jurisdiction.

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22.5 Mandatory mediation prior to arbitration.

Prior to the appointment of the arbitrator, and within 10 days from the date of commencement of the arbitration, the parties shall submit the dispute to JAMS for mediation. The parties will cooperate with JAMS and with one another in selecting a mediator from JAMS panel of neutrals, and in promptly scheduling the mediation proceedings. The parties covenant that they will participate in the mediation in good faith, and that they will share equally in its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the parties, their agents, employees, experts and attorneys, and by the mediator or any JAMS employees, are confidential, privileged and inadmissible for any purpose, including impeachment, in any arbitration or other proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. If the dispute is not resolved within 30 days from the date of the submission of the dispute to mediation (or such later date as the parties may mutually agree in writing), the administration of the arbitration shall proceed forthwith. The mediation may continue, if the parties so agree, after the appointment of the arbitrators. Unless otherwise agreed by the parties, the mediator shall be disqualified from serving as arbitrator in the case. The pendency of a mediation shall not preclude a party from seeking provisional remedies in aid of the arbitration from a court of appropriate jurisdiction, and the parties agree not to defend against any application for provisional relief on the ground that a mediation is pending.

22.6 Exclusion for intellectual property disputes.

Notwithstanding the general applicability of arbitration and mediation to disputes under this Agreement, the parties agree that exclusive jurisdiction for any dispute involving the ownership or use of intellectual property (including patents, trademarks, copyrights, tradenames and trade secrets) shall be in the United States District Courts.

22.7 Limitation of damages.

Neither party to this Agreement, nor any affiliate, assignee or controlling entity, shall have any liability or obligation arising from or relating to the transactions contemplated by this Agreement for special, incidental, indirect, consequential, exemplary punitive or similar damages (including lost income and profits), however categorized.

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23. No Waiver

No waiver by either party of any breach, default, or violation of any term or provision hereof shall constitute a waiver of any subsequent breach, default or violation of the same or other term or provision.

24. Compliance with laws

If any law, ordinance, rule, order or regulation of any governmental unit shall become effective during the term of this Agreement, which shall prohibit the performance of any portion of this Agreement, this Agreement shall be suitably amended so that it will comply with such law, ordinance, rule, order or regulation.

25. Assignment: notice and consent

25.1 Neither party may assign or otherwise transfer this agreement, including without limitation by operation of law, merger or acquisition, without the prior written consent of the other party, except in connection with a reorganization or similar transaction as a result of which there is no substantial change to the ultimate beneficial ownership of the assigning party. Any other purported assignment or transfer without prior written consent shall render this Agreement terminable on 90 days notice at the election of the party whose consent was not obtained.

25.2 A party wishing to assign this Agreement shall provide the other party with at least thirty (30) days prior written notice.

25.3 Neither party shall unreasonably withhold its consent to an assignment. Reasonable grounds for withholding consent might include factors such as the financial resources, competitive posture or commercial viability of the proposed assignee, or any failure of the proposed assignee to timely provide reasonable written assurances requested by the party whose consent is requested.

25.4 Ventura has agreed, subject to the terms and conditions of a Consent to Assignment fully executed by the parties and dated March __, 2007, to the assignment of Customer’s rights and obligations under this Agreement to Smart Balance Inc., the surviving entity following the proposed early-2007 merger transactions involving a subsidiary of Boulder Specialty Brands, Inc.; GFA Holdings, Inc., sole shareholder of Customer; and Customer.

25.5 This Agreement shall be binding and inure to the benefit of each of the parties, their successors and permitted assigns.

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26. Notice

26.1 The address of each party, for purposes of all formal notices required or permitted by this Agreement, is shown on the first page.

26.2 Schedule 26.2 of this Agreement lists the additional addresses and contact information of each party for purposes of routine coordination with respect to (a) operations, (b) sales, (c) customer service, (d) purchasing, (e) quality control.

26.3 Either party may, from time to time, advise the other party in writing of a change of its address(es) for giving notice.

26.4 All notices required to be given pursuant to this Agreement shall be in writing and addressed to the party at the address shown on the first page of the Agreement, or such other address as to which the party has provided formal written notice.

26.5 Notices shall be deemed to have been duly given (a) if personally delivered or telecopied by 5:00 PM EST on such date (or the next following business day if personally delivered or telecopied after such time); or (b) if delivered or mailed (registered or certified mail, postage prepaid, return requested), on the date of receipt indicated on the return receipt or third-party delivery confirmation.

26.6 Any notice intended to call a party’s attention to a material breach of this Agreement shall be effective only if an additional copy is sent to the address identified above, addressed to the attention of “General Counsel” or “Legal Department.”

27. Integration

This Agreement, together with any attached schedules and exhibits, contains all of the terms, warranties, representations, agreements, covenants, conditions and provisions agreed upon by the parties with respect to the manufacture and sale of the Products. This Agreement merges and supersedes all prior agreements, understandings and representations relating to its subject matter.

28. Modification and revision; construction

This Agreement shall not be altered or changed except in writing and signed by appropriate authorized officials of the party or parties sought to be bound. If any provision contained in this Agreement is determined to be invalid or unenforceable in any respect, that determination will not invalidate the entire agreement; instead, an arbitrator or court of competent jurisdiction shall have the authority to modify this Agreement so that it will be construed and enforced consistent with the intent of its provisions to the greatest extent permissible under applicable law.

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29. Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

30. Signatures

The parties have caused this Agreement to be signed by their duly authorized representatives, intending to be legally bound as of the Effective Date shown on the first page. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

GFA Brands, Inc. a Delaware corporation		Ventura Foods, LLC a Delaware limited liability company

By:	/s/ Robert M. Harris	By:	/s/ Richard L. Mazer
Name:	Robert M. Harris	Name:	Richard L. Mazer
Title:	CEO	Title:	President and Chief Executive Officer

Date Signed:	March 10, 2007	Date Signed:	March 2, 2007

Schedules:

2	Products
3	Defined Terms
5	Product Cost Sheets (as effective at signature date)
6.1	Initial Toll Rates and Annual Increases
10.3	Freight table in effect as of [date]
26.2	Contact information (operations, sales, customer service, etc.)

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Schedule 2

Products

Product Code	Description	Toll per pound	Toll per case	Minimum Order Quantity

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Manufacturing Agreement	Page 20 of 47
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Schedule 3

Defined Terms

“Agreement” means the Manufacturing Agreement between Ventura and Customer, to which this Schedule is appended.

“Annual Volume” means the total volume of Products shipped by Ventura (net of returns) and paid for by Customer during a Contract Year.

“Confidential Information” means all information that one party receives from the other that is of a nature that a reasonable business person would consider valuable, proprietary or confidential. Examples include, but are not limited to, cost and pricing information, customer and vendor lists, product formulations, manufacturing techniques, sales forecasts and marketing plans. Confidential Information may be conveyed or recorded in oral, written, digital, magnetic or any other form. Confidential Information does not include any information that is (a) publicly available, (b) known to the recipient prior to receipt from the disclosing party, (c) received by the recipient from a third party without breach of an obligation of confidentiality, or (d) independently developed by the recipient without reference to the disclosing party’s Confidential Information.

“Contract Year” means a period beginning July 1 and ending June 30 of the following calendar year during the term of this Agreement.

“Force Majeure Event” means a failure, disruption or delay in a party’s ability to perform its obligations under the Agreement by reason of fires, floods, storms, strike or labor disputes, civil disorders, war, governmental restrictions, crop failure, delays in transportation or car shortages, inability to obtain necessary labor, materials, manufacturing facilities, ingredients or energy, or other conditions beyond the reasonable control of either party. No delay of Customer’s payment obligation is considered a Force Majeure Event.

“Incremental Volume” means, for any Contract Year, the amount by which Annual Volume exceeds 65 million pounds of Products shipped by Ventura and paid for by Customer, net of any refunds.

“Ingredient Cost” means, for each ingredient in a Product, the cost of that ingredient. The cost shall be

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(a)	if the ingredient is purchased pursuant to a contract entered into between Ventura and Customer (such as, to fix the price of an oil ingredient for a particular time or quantity), the full delivered contract cost per unit;

(b)	if the ingredient is purchased by Ventura pursuant to a contract negotiated by Customer with the ingredient vendor, the full delivered contract cost per unit; or

(c)	if the ingredient is purchased by Ventura, without a specific contract with Customer, the Standard Cost of the ingredient.

“Packaging Cost” means the cost of packaging (such as tubs, lids, cases, sleeves, bands, wrappers, pallets) purchased by Ventura for use in manufacturing or shipping a Product.

“Price” means, for each Product, the sum of all Ingredient Costs and Packaging Costs, loss or yield factor and other agreed cost items, plus the applicable Toll with agreed adjustments.

“Price Report” means the document delivered to Customer by Ventura from time to time for each Product SKU. The Price Report lists all applicable components of the then-effective Price, including Ingredient Costs and Packaging Costs, loss or yield factor and other agreed cost items, plus the applicable Toll with agreed adjustments.

“Products” means (a) the initial products listed in Schedule 2, and (b) all similar, additional and follow-on products and product extensions offered for sale in the United States by Customer during the term of this Agreement.

“Standard Cost” means, for any ingredient in a Product, the then-current unit price reflected in Ventura’s manufacturing accounting system as of the date of manufacture or shipment of a Product. Standard Costs are budgetary cost values that typically are adjusted in the last week of each calendar quarter for the following quarter. Many ingredients will be adjusted only once a quarter, but ingredients subject to volatile market price movements may be adjusted monthly or in response to specific market movement.

“Toll” means the agreed component of a Product Price that represents compensation for Ventura’s overhead expense and manufacturing services. The Toll for each Product at the Effective Date is set forth on Schedule 2. See paragraphs 5 and 6 for a description of when Tolls may be adjusted. For new Products proposed by Customer, Customer and Ventura will reasonably negotiate an appropriate Toll.

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Schedule 5

Please see attached.

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Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

VENTURA FOODS, LLC

Los Angeles Division

Smart Balance ***% 12-2/8 W/Flax
Product Code: 15444	Smart Balance W/Flax
Net Weight: 12 lbs.	***% 12-2/8 OZ.
Contract No: D0182
Effective Date: Feb/Mar 2007

	Oil Phase	Formula	Unit Cost		Cost Per Case
9196	Soy Oil	***	$	***	$	***
16680	Palm Oil G	***	$	***	$	***
9744	Canola Salad	***	$	***	$	***
17661	Oil, Flaxseed & Inseed	***	$	***	$	***
5683	Emulsifier	***	$	***	$	***
2096	4112K Flavor	***	$	***	$	***
6734	TBHQ, Tenox	***	$	***	$	***
19980	Lecithin	***	$	***	$	***
98012	Olive Oil	***	$	***	$	***
5682	Vitamin D3	***	$	***	$	***
6964	Beta Carotene	***	$	***	$	***
2095	Sorbitan Tristerate	***	$	***	$	***
6968	Vitamin E	***	$	***	$	***
5107	Vitamin A	***	$	***	$	***

Water Phase
5100	Water	***	$
16485	Potassium Sorbate	***	$	***	$	***
5170	Lactic Acid	***	$	***	$	***
5169	EDTA	***	$	***	$	***
5106	Salt	***	$	***	$	***
19435	Vitamin B-6	***	$	***	$	***
19434	Vitamin B-12	***	$	***	$	***
	Subtotal	***			$	***
	Loss Factor (***%)					***
	Total Ingredients				$	***

	Packaging	Quantity
19444	Tubs (1%)	***	$	***	$	***
19443	Lids (1%)	***	$	***	$	***
19446	Cases (1%)	***	$	***	$	***
19445	Sleeves (1%)	***	$	***	$	***
8875	Bands (1%)	***	$	***	$	***
	Total Packaging				$	***
	Toll		$	***		***
	Total Case Cost				$	***

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Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

VENTURA FOODS, LLC

Los Angeles Division

Smart Balance ***%

Smart Balance ***%-lite w/flex

Product Code: 14311SBN/01153

Net Weight: 12 lbs

Contract No: D0182

Effective Date: Feb/Mar 2007

Oil Phase	Formula	Unit Cost		Cost Per Case
9196 Soy Oil	***	$	***	$	***

16680 Palm Oil G	***	$	***	$	***

9744 Canola Salad	***	$	***	$	***
5683 Dimodan LSK	***	$	***	$	***
2095 STS, cry inhibitor	***	$	***	$	***
2096 4112K Flavor	***	$	***	$	***
5161 Lecithin	***	$	***	$	***
98012 Olive Oil	***	$	***	$	***
6968 Vitamin E	***	$	***	$	***
5107 Vitamin A	***	$	***	$	***
6964 Beta Carotene	***	$	***	$	***
17661 Flax Oil	***	$	***	$	***
6734 Tenox	***	$	***	$	***
$
5100 Water	***	$	***	$	***
16485 Potassium Sorbate	***	$	***	$	***
5170 Lactic Add	***	$	***	$	***
5169 EDTA	***	$	***	$	***
5106 Salt	***	$	***	$	***
				$	***
Subtotal	***			$	***

Loss Factor (***%)					***

Total Ingredients				$	***

Packaging
$
17663 Tubs (1%)	12	$	***	$	***
17662 Lids (1%)	12	$	***	$	***
17664 Cases (1%)	1	$	***	$	***
15891 Bands (1%)	12	$	***	$	***

Total Packaging				$	***
Toll		$	***		***
Total Case Cost				$	***

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GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

VENTURA FOODS, LLC

Los Angeles Division

Smart Balance ***%

Smart Balance ***%
Product Code: 10658/01100
Net Weight: 18 lbs
Contract No: D0182
Effective Date: Feb/Mar 2007

Oil Phase	Formula	Unit Cost		Cost Per Case
9196 Soy Oil	***	$	***	$	***

16680 Palm Oil G	***	$	***	$	***
9744 Canola Salad	***	$	***	$	***
5683 Dimodan LSK	***	$	***	$	***
2095 STS, cry inhibitor	***	$	***	$	***
2096 4112K Flavor	***	$	***	$	***
5161 Lecithin	***	$	***	$	***
98012 Olive Oil	***	$	***	$	***
6968 Vitamin E	***	$	***	$	***
5107 Vitamin A	***	$	***	$	***
6964 Beta Carotene	***	$	***	$	***
5682 Vitamin D3	***	$	***	$	***

5100 Water	***	$	***	$	***
16485 Potassium Sorbate	***	$	***	$	***
5170 Lactic Acid	***	$	***	$	***
5169 EDTA	***	$	***	$	***
5103 Whey	***	$	***	$	***
5106 Salt	***	$	***	$	***
19434 Vitamin B-12	***	$	***	$	***
19435 Vitamin B-6	***	$	***	$	***

Subtotal				$	***
Loss Factor (1.5%)					***
Total ingredients				$	***

Packaging
2129 Tubs (1%)	***	$	***	$	***
2124 Lids (1%)	***	$	***	$	***
2665 Cases (1%)	***	$	***	$	***
15891 Bands (1%)	***	$	***	$	***

Total Packaging				$	***
Toll		$	***		***
Total Case Cost				$	***

Confidential Treatment
Manufacturing Agreement	Page 26 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

VENTURA FOODS,

LLC Los Angeles Division

Nucoa Soft 18/1#

Nucoa Soft 18/1#
Product Code: 21402/1402/Soft
Net Weight: 18 lbs
Contract No: D0182
Effective Date: Feb/Mar 2007

Oil Phase	Formula	Unit Cost		Cost Per Case
9024 Oil	***	$	***	$	***
5161 Lecithin, Dark	***	$	***	$	***
6048 Monoglycerides, Vegetable	***	$	***	$	***
5107 Vitamin A Pimo	***	$	***	$	***
6964 Beta Carotene 30%	***	$	***	$	***
6263 Soya Flakes	***	$	***	$	***

Water Phase
				$	_____
				$	_____
5100 Water	***	$	_____	$	_____
5106 Salt, Purified	***	$	***	$	***
12614 Nucoa c12611 Flavor	***	$	***	$	***
				$	_____
				$	_____
16485 Potassium Sorbate	***	$	***		***
5169 EDTA	***	$	***	$	***

Subtotal	***			$	***
Loss Factor (1.5%)					***
Total ingredients				$	***

Packaging
1605 Tubs (1%)	***	$	***	$	***
3869 Lids (1%)	***	$	***	$	***
2686 Cases (1%)	***	$	***	$	***

Total Packaging		$		$	***
Toll			***		***
Total Case Cost				$	***

Confidential Treatment
Manufacturing Agreement	Page 27 of 47
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Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

VENTURA FOODS, LLC

Los Angeles Division

Nucoa 30# 1/4

Nucoa 30/1 #1/4 Product Code: 11300/1300/Stick Net Weight: 30 lbs Contract No: D0182 Effective Date: Feb/Mar 2007
Oil Phase	Formula	Unit Cost		Cost Per Case
9024 Oil	***	$	***	$	***
5161 Lecithin, Dark	***	$	***	$	***
6048 Monoglycerides, Vegetable	***	$	***	$	***
5107 Vitamin A Pimo	***	$	***	$	***
6964 Beta Carotene 30%	***	$	***	$	***
$—

Water Phase
$—
$—
5100 Water	***		$—		$—
5106 Salt, Purified	***	$	***	$	***
12614 Nucoa C12611 Flavor	***	$	***	$	***
5169 EDTA	***	$	***	$	***
Subtotal	***			$	***
Loss Factor (***%)					***
Total Ingredients				$	***

Packaging
2672 Cartons (1%)	***	$	***	$	***
1651 Foil (2%)	***	$	***	$	***
3933 Cases (1%)	***	$	***	$	***
Total Packaging				$	***
Toll		$	***		***
Total Case Cost				$	***

GFA Costing

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Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

12761

Los Angeles Division

Non GMO Earth Bal 18/1#

Product: 12761/1173

Net Weight: 18lbs.

Oil Phase	Formula	Unit Cost	Cost Per Case
90015 Non-GMO Soy Oil	***	***	***

16680 Palm Oil G	***	***	***
90016 Non-GMO Canola Oil	***	***	***
98012 Pure Olive Oil	***	***	***
11532 Lecithin GMO Free	***	***	***
8162 Manheimer 650027 Flv.	***	***	***
5107 Vitamin A	***	***	***
16498 Nat Vit Olein	***	***	***

Water Phase
5100 Water	***
5106 Salt, Purified	***	***	***
11531 Soy Pro Ardex	***	***	***
5170 Lactic Acid 88%	***	***	***

Subtotal	***		***
Loss Factor (***%)			***
Total Ingredients			***

Packaging
8292 Tubs (1%)	***	***	***
8293 Lids (1%)	***	***	***
16568 Cases (1%)	***	***	***
15891 Bands(1%)	***	***	***

Total Packaging			***
Toll		***	***
Total Case Cost			***

Confidential Treatment
Manufacturing Agreement	Page 29 of 47
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Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

VENTURA FOODS LLC

LOS ANGELES DIVISION

Soy Garden Spread 12/1 lb

Soy Garden Natural Spd

Product No: 13480

Net Weight 12 Lbs.

Oil Phase	Formula	Unit Cost	Cost Per Case
16680 Palm Blend G	***	***	***
90015 Non-Gmo Soy Oil	***	***	***
8162 Manheimer 650027 Flavor	***	***	***
11532 GMO Neg Lecithin	***	***	***
98012 Pure Olive Oil	***	***	***
12480 Chr. Hansen A-400-S	***	***	***

Water Phase
5100 Water	***
5106 Salt, Purified	***	***	***
12479 Nutrisoy 220 T	***	***	***
5170 Lactic Acid 88%	***	***	***
Subtotal	***		***
Loss Factor (1.5%)			***
Total Ingredients			***

Packaging
15732 Cases(1%)	***	***	***
15891 Bands (1%)	***	***	***
12469 Lids(1%)	***	***	***
12470 Tubs(1%)	***	***	***
Total Packaging			***
Toll		***	***
Total Case			***

Confidential Treatment
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Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

13657

EARTH BALANCE 18/1 # 1/4

Shortening

Earth Balance 18/# 1/4

Product No: 13657/1179

Net Weight 16.90

Ingredients	Oil Phase	Formula	Unit Cost	Cost Per Case
	11168 Palm Oil (Gillco)	***	***	***
	8871 Palm Stearin	***	***	***
	90015 GMO Free Soya	***	***	***
	90016 GMO Free Canola	***	***	***

Subtotal		***		***
Loss Factor (.3%)				***

Total Ingredients			***

Packaging		Qty
	15878 Foil (2%)	***	***	***
	15880 Cartons (1%)	***	***	***
	15881 Case (1%)	***	***	***
Total Packaging			***

Toll			***	***
Total Case Cost				***

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Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

15365

VENTURA FOODS, LLC

LOS ANGELES DIVISION

Smart Bal Whipped ***% Tray

6/4 lb.

Smart Balance Whipped ***% Tray

Product Code: 15365NUC 6/4 lbs,

Net Weight: 24 lbs

Contract No: D0182

Effective Date: Feb/Mar 2007

Oil Phase	Formula	Unit Cost	Cost Per Case
	***	***	***
9196 Soy Oil	***	***	***
16680 Palm Oil	***	***	***
9744 Canola Oil	***	***	***
5683 Dimodan LSK	***	***	***
2095 SRS cry inhibitor	***	***	***

2096 4112K Flavor	***	***	***
5161 Lecithin	***	***	***
98012 Olive Oil	***	***	***
6968 Vitamin E	***	***	***
5107 Vitamin A	***	***	***
6964 Beta Carotene	***	***	***

5100 Water	***	***	***
16485 Potassium Sorbate	***	***	***
5170 Lactic Acid	***	***	***
5169 EDTA	***	***	***
5103 Whey	***	***	***
5106 Salt	***	***	***

Subtotal	***		***
Loss Factor (***%)			***
Total Ingredients			***

Packaging
18494 Tubs (1%)	***	***	***
18493 Lids (1%)	***	***	***
18479 Bands (1%)	***	***	***
4561 Divider (1%)	***	***	***
18495 Tray (1%)	***	***	***
Total Packaging			***
Toll		***	***
Total Case Cost			***

Confidential Treatment
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Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

13736

VENTURA FOODS, LLC

LOS ANGELES DIVISION

Smart Balance ***%

6/3lb. Box

Smart Balance ***%

Product Code: 13736/Box

Net Weight:18 lbs

Contract No: D0182

Effective Date: Feb/Mar 2007

Oil Phase	Formula	Unit Cost	Cost Per Case
9196 Soy Oil	***	***	***

16680 Palm Oil	***	***	***
9744 Canola Oil	***	***	***
5683 Dimodan LSK	***	***	***
2095 SRS cry inhibtor	***	***	***
2096 4112K Flavor	***	***	***
5161 Lecithin	***	***	***
98012 Olive Oil	***	***	***
6968 VitaminE	***	***	***
5107 Vitamin A	***	***	***
6964 Beta Carotene	***	***	***
5682 Vitamin D-3	***	***	***

5100 Water	***
16485 Potassium Sorbate	***	***	***
5170 Lactic Acid	***	***	***
5169 EDTA	***	***	***
5103 Whey	***	***	***
5106 Salt	***	***	***
19434 Vitamin B-12	***	***	***
19435 Vitamin B-6	***	***	***
Subtotal	***		***
Loss Factor (***%)			***
Total Ingredients			***

Packaging
15799 Tubs (1%)	***	***	***
15800 Lids (1%)	***	***	***
16567 Case (1%)	***	***	***
18479 Bands (1%)	***	***	***
Total Packaging			***
Toll		***	***
Total Case Cost			***

Confidential Treatment
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Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

13773

EARTH BALANCE 18/1# 1/4

Earth Balance 18/#

1/4 13773/1174

Net Weight 18

Ingredients	Oil Phase	Formula	Unit Cost	Cost Per Case
11168	Palm Oil	***	***	***
8871	Palm Stearin	***	***	***
90015	GMO Free Soya	***	***	***
90016	GMO Free Canola	***	***	***

Water Phase
98012	Olive Oil	***	***	***
11532	Lecithin GMO free	***	***	***
5106	Salt	***	***	***

5100	Water	***
5170	Lactic Acid	***	***	***
11531	Soy Protein	***	***	***

16498	Vitamin Oil	***	***	***

8162	Flavor	***	***	***

Subtotal		***		***
Loss Factor (7%)				***
Total Ingredients				***

Packaging	Qty
15878 Foil (2%)	***	***	***
16613 Cartons (1%)	***	***	***
2298 Case (1%)	***	***	***

Total Packaging			***
Toll		***	***
Total Case Cost			***

Confidential Treatment
Manufacturing Agreement	Page 34 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

15462

Los Angeles Division

Non GMO Earth Bal 6/3 #

Product: 15462NUC

Net Weight: 18 lbs.

Oil Phase	Formula	Unit Cost	Cost Per Case
90015 Non-GMO Soy Oil	***	***	***

16680 Palm Oil G	***	***	***
90016 Non-GMO Canola Oil	***	***	***
98012 Pure Olive Oil	***	***	***
11532 Lecithin GMO Free	***	***	***
8162 Manheimer 650027 Flv.	***	***	***

5107 Vitamin A	***	***	***
16498 Nat Vit Olein	***	***	***

Water Phase
5100 Water	***
5106 Salt, Purified	***	***	***
11531 Soy Pro Ardex	***	***	***
5170 Lactic Acid 88%	***	***	***

Sub Total	***		***
Loss Factor (1.5%)			***
Total Ingredients			***

Packaging
19451 Tubs (1%)	***	***	***
19452 Lids (1%)	***	***	***
19453 Cases (1%)	***	***	***
18479 Bands(1%)	***	***	***

Total Packaging			***
Toll		***	***
Total Case Cost			***

Confidential Treatment
Manufacturing Agreement	Page 35 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

VENTURA FOODS, LLC

Los Angeles Division

Smart Balance ***%

Smart Balance ***% LS Whpd Spread

Product Code: 16060SBN/01120

Net Weight: 9.75 lbs

Contract No: D0182

Effective Date: Feb/Mar 2007

Oil Phase	Formula	Unit Cost		Cost Per Case
9196 Soy Oil	***	$	***	$	***

16680 Palm Oil G	***	$	***	$	***
9744 Canola Salad	***	$	***	$	***
5683 Dimodan LSK	***	$	***	$	***
2095 STS, cry inhibitor	***	$	***	$	***
2096 4112K Flavor	***	$	***	$	***
19980 Lecithin	***	$	***	$	***

98012 Olive Oil	***	$	***	$	***
6968 Vitamin E	***	$	***	$	***
5107 Vitamin A	***	$	***	$	***
6964 Beta Carotene	***	$	***	$	***
5682 Vitamin D3	***	$	***	$	***
				$	***
$—
5100 Water	***		$—		$—

16485 Potassium Sorbate	***	$	***	$	***
5170 Lactic Acid	***	$	***	$	***
5169 EDTA	***	$	***	$	***
5106 Salt	***	$	***	$	***
19434 Vitamin B-12	***	$	***	$	***
19435 Vitamin B-6	***	$	***	$	***
5103 Whey	***	$	***	$	***

Sub Total	***			$	***
Loss Factor (1.5%)					***
Total Ingredients				$	***

Packaging
20484 Tubs (1%)	***	$	***	$	***
20485 Lids (1%)	***	$	***	$	***
20483 Cases (1%)	***	$	***	$	***
15891 Bands (1%)	***	$	***	$	***
Total Packaging				$	***
Toll		$	***		***
Total Case Cost				$	***

Confidential Treatment
Manufacturing Agreement	Page 36 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

VENTURA FOODS, LLC

Los Angeles Division

Smart Balance ***%

Smart Balance ***%-lite w/flex 6/3#

Product Code: 16488SBN/01157

Net Weight: 18 lbs

Contract No: D0182

Effective Date: Feb/Mar 2007

Oil Phase	Formula	Unit Cost		Cost Per Case
9196 Soy Oil	***	$	***	$	***
16680 Palm Oil G	***	$	***	$	***
9744 Canola Salad	***	$	***	$	***
5683 Dimodan LSK	***	$	***	$	***
2095 STS, cry inhibitor	***	$	***	$	***

2096 4112K Flavor	***	$	***	$	***
5161 Lecithin	***	$	***	$	***
98012 Olive Oil	***	$	***	$	***
6968 Vitamin E	***	$	***	$	***
5107 Vitamin A	***	$	***	$	***
6964 Beta Carotene	***	$	***	$	***
17661 Flax Oil	***	$	***	$	***
6734 Tenox	***	$	***	$	***

5100 Water	***	$	***	$	***
16485 Potassium Sorbate	***	$	***	$	***
5170 Lactic Acid	***	$	***	$	***
5169 EDTA	***	$	***	$	***
5106 Salt	***	$	***	$	***
				$	***
Sub-Total	***			$	***
Loss Factor (1.5%)					***
Total Ingredients				$	***

Packaging
20590 Tubs (1%)	***	$	***	$	***
20591 Lids (1%)	***	$	***	$	***
20589 Cases (1%)	***	$	***	$	***
18479 Bands (1%)	***	$	***	$	***

Total Packaging				$	***
Toll		$	***		***
Total Case Cost				$	***

Confidential Treatment
Manufacturing Agreement	Page 37 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

13499

VENTURA FOODS, LLC

Los Angeles Division

Smart Balance ***% 6/3 lb.

Smart Balance ***%

Product Code: 13499/1160—Tray

Net Weight:18 lbs

Contract No:D0182

Effective Date: Feb/Mar 2007

Oil Phase	Formula	Unit Cost	Cost Per Case
9196 Soy Oil	***	***	***

16680 Palm Oil G	***	***	***
9744 Canola Oil	***	***	***
5683 Dimodan LSK	***	***	***
2095 SRS cry inhibitor	***	***	***
2096 4112K Flavor	***	***	***

5161 Lecithin	***	***	***
98012 Olive Oil	***	***	***
6968 VitaminE	***	***	***
5107 Vitamin A	***	***	***
6964 Beta Carotene	***	***	***
5682 Vitamin D3	***	***	***

Water	***	***	***
16485 Potassium Sorbate	***	***	***
5170 Lactic Acid	***	***	***
5169 EDTA	***	***	***
5103 Whey	***	***	***

5106 Salt	***	***	***
19434 Vitamin B-12	***	***	***
19435 Vitamin B-6	***	***	***
Subtotal	***		***
Loss Factor (1.5%)			***
Total Ingredients			***

Packaging
15799 Tubs (1%)	***	***	***
15800 Lids (1%)	***	***	***
15803 Tray (1%)	***	***	***

18479 Bands (1%)	***	***	***
4561 Pad (1%)	***	***	***

Total Packaging			***
Toll		***	***
Total Case Cost			***

Confidential Treatment
Manufacturing Agreement	Page 38 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

VENTURA FOODS, LLC

Los Angeles Division

Smart Balance ***%

Smart Balance ***%-lite w/flex 6/3#

Product Code: 16710SBN/01156

Net Weight: 18 lbs

Contract No: D0182

Effective Date: Feb/Mar 2007

Oil Phase	Formula		Unit Cost			Cost Per Case
9196 Soy Oil	*	**	$	*	**	$	*	**

16680 Palm Oil G	*	**	$	*	**	$	*	**
9744 Canola Salad	*	**	$	*	**	$	*	**
5683 Dimodan LSK	*	**	$	*	**	$	*	**
2095 STS, cry inhibitor	*	**	$	*	**	$	*	**

2096 4112K Flavor	*	**	$	*	**	$	*	**
5161 Lecithin	*	**	$	*	**	$	*	**
98012 Olive Oil	*	**	$	*	**	$	*	**
6968 Vitamin E	*	**	$	*	**	$	*	**
5107 Vitamin A	*	**	$	*	**	$	*	**
6964 Beta Carotene	*	**	$	*	**	$	*	**
17661 Flax Oil	*	**	$	*	**	$	*	**
6734 Tenox	*	**	$	*	**	$	*	**

5100 Water	*	**	$	*	**	$	*	**

16485 Potassium Sorbate	*	**	$	*	**	$	*	**
5170 Lactic Acid	*	**	$	*	**	$	*	**
5169 EDTA	*	**	$	*	**	$	*	**
5106 Salt	*	**	$	*	**	$	*	**
						$	*	**
Sub-Total	*	**				$	*	**
Loss Factor (1.5%)							*	**
Total Ingredients						$	*	**

Packaging
20590 Tubs (1%)	*	**	$	*	**	$	*	**
20591 Lids (1%)	*	**	$	*	**	$	*	**
4561 Pad (1%)	*	**	$	*	**	$	*	**

18479 Bands (1%)	*	**	$	*	**	$	*	**

20915 Tray (1%)	*	**		*	**	$	*	**

Total Packaging						$	*	**
Toll			$	*	**		*	**
Total Case Cost						$	*	**

Confidential Treatment
Manufacturing Agreement	Page 39 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

VENTURA FOODS – PORTLAND					Ventura Contract # D 0182
GFA- MARGARINE TOLL PACKING					February-March 2007

02-Mar-07
24.6255# OIL							10:08 AM
YIELDS 1 CASE	W.C. = ***

*** NUCOA QTR LB MARG # 11300 NUC ***
FORMULATION			ITEM/LOSS	EXT			EXT
RAW INGREDIENTS:	PERCENT		FACTOR	QTY	COST		COST/#

B100 SALAD OIL	***	%	0 0%	***	***		***
103 HARD FRACTION	***	%	0.0%	***	***		***

OIL SUB-TOTAL	***	%				$	***

SALT	***	%	0 0%	***	***		***
WATER	***	%	0.0%	***	***		***
BTR FLAV Dan C12611	***	%	0 0%	***	***		***
EDTA “VERSENE”	***	%	0.0%	***	***		***
LECITHIN U/F	***	%	0.0%	***	***		***
MYVEROL	***	%	0.0%	***	***		***
VITAMIN A/ Beta Carotene	***	%	0.0%	***	***		***

OTHER INGREDIENTS TOTAL	***	%				$	***

FORMULATION TOTAL	100.0000%			1.00000	PER POUND	$	***

			LOSS	EXT			EXT
PER CASE	QTY/CS		FACTOR	OTY/CS	COST		COST/CS

SALAD OIL	***		*** %	***	***		***
HARD FRACTION OIL	***		*** %	***	***		***
OTHER-INGREDIENTS	***		*** %	***	***		***
SHIPPING CASE	***		*** %	***	***		***
CARTONS	***		*** %	***	***		***
FOIL PARCHMENT	***		*** %	***	***		***

MANUFACTURING COSTS						$	***
TOLL PACK CHG. 0799/#	***		0.0%	***	***	$	***

TOTAL BILLING PRICE						$	***

Confidential Treatment
Manufacturing Agreement	Page 40 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Schedule 6.1

Please see attached.

Confidential Treatment
Manufacturing Agreement	Page 41 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule

Ventura Foods, LLC

GFA Toll

11/29/2006

Mfg Loc	Code	Description	Pack Size	Year 1 Jul’06 to Jun’07		Year 2 Jul’07 to Jun’08		Year 3 Jul’08 to Jun’09		Year 4 Jul’09 to Jun’10		Year 5 Jul’10 to Jun’11
				Change	Toll	Change	Toll	Change	Toll	Change	Toll	Change	Toll
ALBERT LEA

2-8 oz	11242-NUC	SBT REGULAR	12/2-8 oz	0.0000	***	***	***	***	***	***	***	***	***

2-8 oz	11243-NUC	SBT UNSALTED	12/2-8 oz	0.0000	***	***	***	***	***	***	***	***	***

LOS ANGELES

2-8 oz	12127-NUC	SBAL LITE 37%	12/2-8 oz	0.0000	***	***	***	***	***	***	***	***	***

2-8 oz	11242-NUC	SBT REGULAR	12/2-8 oz	0.0000	***	***	***	***	***	***	***	***	***

2-8 oz	15444-SBN	SBAL 64% W/FLAX	12/2-8 oz	0.0000	***	***	***	***	***	***	***	***	***

All 1# Tub	14311-SBN	SBAL LITE	12/1#	0.0000	***	***	***	***	***	***	***	***	***

All 1# Tub	16060-SBN	SBAL LITE SALT BTRY SPRD	12/13#	0.0000	***	***	***	***	***	***	***	***	***

All 1# Tub	13480-NUC	SOY GARDEN SOFT NAT SPD	12/1#	0.0000	***	***	***	***	***	***	***	***	***

All 1# Tub	10858-NUC	SBAL BLEND 67%	18/1#	0.0000	***	***	***	***	***	***	***	***	***

All 1# Tub	21402-NUC	NUC SOFT MARGARINE	18/1#	0.0000	***	***	***	***	***	***	***	***	***

Confidential Treatment
Manufacturing Agreement	Page 42 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

EB 1# Tub	12761-NUC	EE 79% NO GMO	18/1#	0.0000	***	***	***	***	***	***	***	***	***
All 3# Tub	13736-NUC	SBAL 67% BOX	6/3#	0.0000	***	***	***	***	***	***	***	***	***
All 3# Tub	16488.SBN	SBAL BUTTERY SPREAD LITE	6/3#	0.0000	***	***	***	***	***	***	***	***	***
All 3# Tub	15462-NUC	EB 79% NO GMO	6/3#	0.0000	***	***	***	***	***	***	***	***	***
All 3# Tub	15365-NUC	SBAL 6/4# 67% TRAY	6/4#	0.0000	***	***	***	***	***	***	***	***	***
N Qtrs	11300-NUC	NUC REG MARG QTR$	30/1# - 1/4	0.0000	***	***	***	***	***	***	***	***	***
EB Qtrs	13657-EBN	EB SHORTENING STICK QTRS	18/15 OZ-1/4	0.0000	***	***	***	***	***	***	***	***
EE Qtrs	13773-EBN	EB NATRL BUTTERY STICK QTRS	18/1# - 1/4	0.0000	***	***	***	***	***	***	***	***
PORTLAND
N Qtrs	11300-NUC	NUC REG MARG QTRS	30/1#	0.0000	***	***	***	***	***	***	***	***
BIRMINGHAM
All 1# Tub	10658-NUC	SBAL BLEND 67%	18/13	0.0000	***	***	***	***	***	***	***	***
All 3# Tub	13736-NUC	SBAL 67% BOX	6/3#	0.0000	***	***	***	***	***	***	***	***

Confidential Treatment
Manufacturing Agreement	Page 43 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Schedule 10.3

Please see attached.

Confidential Treatment
Manufacturing Agreement	Page 44 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

GFA/Ventura Freight Rates	Effective Date: February 27, 2007

Rates reflected below are base rates only. Any applicable fuel surcharges should be billed as separate line item on Ventura invoice. Ventura to update fuel surcharges upon change.

PORTLAND

Customer #	Customer Name	Ship-to-City	State	Freight Rate	W/Fuel Charge	Notes
10537-155	Supervalu	Billings	MT	***	***	Irregular pool truck – if no pool truck avail. Actual Rate (A)
10537-212	Sherms	Medford	OR	***	***	No Pool truck. (A)
10537-205	Fred Meyer	Layton	UT	***	***	GFA places orders to ship “with Ventura only” (A)
10537-218	Associates	Farr West	UT	***	***	No Pool truck. (A)
10537-003	Safeway	Bellevue	WA	***	***	Actual Weight
10537-213	Safeway	Tacoma	WA	***	***	Regular rate x 6,000 lb if no other orders to same stop
10537-220	Coastal Pacific	Kent	WA	***	***	No Pool truck.
10537-225	Costco	Sumner	WA	***	***	Actual Weight
(A) Actual freight procedure: Ventura to email rate to GFA in advance of shipment for approval. LOS ANGELES
Customer #	Customer Name	Ship-to-City	State	Freight Rate	w/Fuel Charge	Notes
22050-003	Albertsons	Tolleson	AZ	***	***	Actual Weight
22050-059	Safeway	Tempe	AZ	***	***	“
22050-113	Bashas	Chandler	AZ	***	***	“
22050-153	Kroger Co	Tolleson	AZ	***	***	“
22050-004	Albertsons	Roseville	N CA	***	***	“
22050-012	Unified	Stockton	N CA	***	***	“
22050-017	C&S Whls.	W.Sacramento	N CA	***	***	Must be 6,000 lbs. Combined w/other orders
22050-018	C&S Whls.	Fresno	N CA	***	***	Must be 6,000 lbs. Combined w/other orders
22050-249	Nancy’s Specialty	Newark	N CA	***	***	LTL-Actual Cost
22050-041	Albertsons	San Leandro	N CA	***	***	Actual Weight
22050-054	Safeway	Tracy	N CA	***	***	“
22050-080	Yosemite	Merced	N CA	***	***	“
22050-142	Delightful Foods	Sacramento	N CA	***	***	LTL-Actual Cost
22050-163	Raley’s	Sacramento	N CA	***	***	Actual Weight
22050-180	Ralphs	Stockton	N CA	***	***	“

Confidential Treatment
Manufacturing Agreement	Page 45 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Los Angeles, cont’d

Customer #	Customer Name	Ship-to-City	State	Freight Rate	w/Fuel Charge	Notes
22050-194	Grocery Outlet	Modesto	N CA	***	***	Full truck load rate

22050-082	Coastal Pacific	Ontario	S CA	***	***	No Pool truck – Actual cost (A)

22050-225	Rockview Farms	South Gate	S CA	***	***	No Pool truck. Actual not to exceed T/L rate ($500) (A)

22050-224	Frankly Natural	San Diego	S CA	***	***	No Pool truck – Actual cost (A)

22050-124	Schreiber	Logan	UT		***	Full truck load rate

22050-123	Schreiber	De Pere	WI		***	Full truck load rate

22050-261	Schreiber	Styephenvile	TX		***	Full truck load rate

22050-282	Schreiber	Carthage	MO		***	Full truck load rate

22050-074	Ventura Foods	Portland	OR	***	***

(A)	Actual freight procedure: Ventura to email rate to GFA in advance of shipment for approval.

Truckload Costs (FSC Additional)

Northern CA	***	Under 37,999#	*** CWT if over 38,000#
Southern CA	$***	Under 37,999#	*** CWT if over 38,000#

Confidential Treatment
Manufacturing Agreement	Page 46 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Certain portions hereof denoted with “[***]” have been omitted pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United

States Securities and Exchange Commission pursuant to a request for confidential treatment.

GFA/Ventura Freight Rates	Effective Date: February 27, 2007

City of Industry

Customer #	Customer Name	Ship-to City	State	Freight Rate	W/Fuel Charge	Notes
22050-122	Albertsons	Tolleson	AZ	***	***	POL
22050-093	Super Stores	Lathrop	N CA	***	***	POL
22050-094	Albertsons	Vacaville	N CA	***	***	POL
22050-101	Unified	Stockton	N CA	***	***	POL
22050-106	C&S Whis.	W.Sacramento	N CA	***	***	Must be 6,000 lbs. combined w/other orders
22050-116	Safeway	Tracy	N CA	***	***	POL
22050-099	Albertsons	Brea	S CA	***	***	Pool rate-if no Pool truck-Actual cost
22050-103	Albertsons	Irvine	S CA	***	***	Pool rate-if no Pool truck-Actual cost
22050-107	C&S Whis.	La Mirada	S CA	***	***	Pool rate-if no Pool truck-Actual cost
22050-112	Unified Western	Los Angeles	S CA	***	***	Pool rate-if no Pool truck-Actual cost
22050-193	Safeway	Denver	CO	***	***	No Pool truck-Actual cost. (A) & $100 night drop chrg
22050-206	Peyton	Fountain	CO	***	***	No Pool trunk-Actual cost. (A)
22050-190	Kroger	Houston	TX	***	***	No Pool truck-Actual cost. (A)
22050-217	H E Butt	San Marcos	TX	***	***	No Pool truck-Actual cost. (A)
22050-104	Ventura Foods	Portland	OR	***	***

(A)	Actual freight procedure: Ventura to email rate to GFA in advance of shipment for approval.

Notes:

1.	6000# Minimum does not apply on orders to Arizona. Rates apply to actual weight only.
2.	Rates will be reviewed and adjusted every 90 days, based on Ventura evaluation of actual incurred costs.

	Date	Approvals

Greg MacIntosh

Bob Harris

Confidential Treatment
Manufacturing Agreement	Page 47 of 47
GFA Brands, Inc. and Ventura Foods, LLC	March 2, 2007

Schedule 26.2

To be sent at a later time.